Exhibit 99.1

Horizon Acquisition Corp. Announces Delisting of its Securities Effective and Conditional Upon Consummation of its Pending Business Combination with Vivid Seats Inc.

Business Combination remains subject to satisfaction of customary closing conditions, including approval of Horizon shareholders

New York, New York, October 8, 2021—Horizon Acquisition Corp. (NYSE: HZAC) (“Horizon” or the “Company”) announced today that, assuming satisfaction of the conditions to the closing of its pending business combination with Vivid Seats Inc. (“Vivid Seats”) (the “Business Combination”), including approval of the Business Combination by the Company’s shareholders, Vivid Seats, as the surviving entity, intends to list its common shares and warrants on The Nasdaq Capital Market (the “Nasdaq”) under the ticker symbols “SEAT” and “SEAT WS,” respectively and that Horizon intends to voluntarily delist all of its securities from The New York Stock Exchange (“NYSE”), including each of Horizon’s units, public shares and public warrants currently listed on the NYSE under the symbols “HZAC.U,” “HZAC” and “HZAC WS,” respectively. The decision to list on Nasdaq was made in consideration of the Business Combination. Trading is currently expected to begin on Nasdaq on or about October 19, 2021 following the consummation of the Business Combination, which is currently expected to occur on October 18, 2021, subject to final shareholder approval at Horizon’s extraordinary general meeting on October 14, 2021, and satisfaction of other customary closing conditions. Until the Business Combination is complete, Horizon’s Class A ordinary shares, warrants and units will continue to trade under the ticker symbols “HZAC,” “HZAC WS” and “HZAC.U,” respectively, on the NYSE. The Nasdaq listing and NYSE delisting are subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements. Horizon expects the last day of trading on the NYSE to be on or about October 18, 2021, subject to final shareholder approval at Horizon’s extraordinary general meeting on October 14, 2021, and satisfaction of other customary closing conditions.

As previously announced, the Company will hold the extraordinary general meeting at 10:00 a.m., New York Time, on October 14, 2021, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting at https://www.cstproxy.com/horizonacquisitioncorp/sm2021. The Proxy Statement/Prospectus with respect to the Business Combination, together with a proxy card for voting, has been mailed to the Company’s shareholders. Shareholders are encouraged to attend the extraordinary general meeting and to vote as soon as possible by signing, dating and returning the proxy card enclosed with the Proxy Statement/Prospectus. If you have any questions, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800)-662-5200, or banks and brokers can call collect at (203)-658-9400, or by emailing HZAC.info@investor.morrowsodali.com.

About Horizon Acquisition Corporation

Horizon is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Horizon is sponsored by the Sponsor, an affiliate of Eldridge Industries, LLC (“Eldridge”). Horizon is led by Todd L. Boehly, the Co-founder, Chairman and Chief Executive Officer of Eldridge. Horizon’s securities are traded on NYSE under the ticker symbols HZAC, HZAC WS and HZAC.U. Learn more at https://www.horizonacquisitioncorp.com/.

About Vivid Seats

Founded in 2001, Vivid Seats is a leading online ticket marketplace committed to becoming the ultimate partner for connecting fans to the live events, artists, and teams they love. Based on the belief that everyone should “Experience It Live”, the Chicago-based company provides exceptional value by providing one of the widest selections of events and tickets in North America and an industry leading Vivid Seats Rewards program where all fans earn on every purchase. Vivid Seats has been chosen as the official ticketing partner by some of the biggest brands in the entertainment industry including ESPN, Rolling Stone, and the Los Angeles Clippers. Through its proprietary software and unique technology, Vivid Seats drives the consumer and business ecosystem for live event ticketing and enables the power of shared experiences to unite people. Vivid Seats is recognized by Newsweek as America’s Best Company for Customer Service in ticketing. Fans who want to have the best live experiences can start by downloading the Vivid Seats mobile app, going to vividseats.com, or calling at 866-848-8499.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, Horizon has filed a registration statement with the SEC on Form S-4, which was declared effective on September 23, 2021, and includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed Business Combination. INVESTORS AND SECURITY HOLDERS OF HORIZON ACQUISITION CORPORATION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIVID SEATS, HORIZON AND THE BUSINESS COMBINATION. The definitive proxy statement/prospectus will be mailed to shareholders of Horizon as of a record date of September 7, 2021 established for voting on the proposed Business Combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Participants in Solicitation

Horizon and its directors and executive officers may be deemed participants in the solicitation of proxies from Horizon’s members with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Horizon is contained in Horizon’s filings with the SEC, including Horizon’s annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021 and amended on May 10, 2021, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Horizon Acquisition Corporation, 600 Steamboat Road, Suite 200, Greenwich, CT 06830. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed Business Combination when available. Vivid Seats and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Horizon in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement for the proposed Business Combination when available.

Caution Concerning Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Vivid Seats’ or Horizon’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the Business Combination (including due to the failure to receive required shareholder approvals or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to obtain the listing of Vivid Seats’ shares on the Nasdaq following the Business Combination; costs related to the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; Horizon and Vivid Seats’ ability to manage growth; Horizon and Vivid Seats’ ability to execute its business plan and meet its projections; potential litigation involving Vivid Seats or Horizon; changes in applicable laws or regulations, and general economic and market conditions impacting demand for Vivid Seats or Horizon products and services, and in particular economic and market conditions in the entertainment/technology/software industry in the markets in which Vivid Seats and Horizon operate; Vivid Seats’ ability to update its IT systems; developments regarding the COVID-19 pandemic; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in Horizon’s other filings with the SEC. None of Vivid Seats or Horizon undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Investors

Ashley DeSimone, ICR

Ashley.DeSimone@icrinc.com

646-677-1827

Brett Milotte, ICR

Brett.Milotte@icrinc.com

332-242-4344

Media

Julia Young, ICR

Julia.Young@icrinc.com

646-277-1280